UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2016
(Date of earliest event reported)

SG Commercial Mortgage Securities Trust 2016-C5
(Central Index Key Number 0001675928)
(Exact name of issuing entity)

Société Générale
(Central Index Key Number 0001238163)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269)

Silverpeak Real Estate Finance LLC
(Central Index Key Number 0001624053)

(Exact name of sponsor as specified in its charter)

SG Commercial Mortgage Securities, LLC
(Central Index Key Number 0001641120)
(Exact name of registrant as specified in its charter)

Delaware	333-207074-01	47-3859844
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

245 Park Avenue New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 278-6461

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3 to Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on July 19, 2016, the Current Report 8-K/A dated and filed on July 20, 2016 (the “Original Form 8-K”), and the Current Report 8-K/A dated and filed on August 2, 2016, and the Current Report 8-K/A dated and filed on September 21, 2016 and the Current 8-K/A dated and filed on September 28, 2016 (the “Amended Form 8-K/A”) The purpose of this amendment is to (1) revise Exhibit G to the Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (2) file the executed versions of the documents described below in Item 1.01. No other changes have been made to the Original Form 8-K or the Amended Form 8-K/A other than the changes described above.

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2016, SG Commercial Mortgage Securities, LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer, of SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass Through Certificates, Series 2016-C5 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in SG Commercial Mortgage Securities Trust 2016-C5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 138 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified as “Plaza Mexico – Los Angeles” on Exhibit B to the Pooling and Servicing Agreement (the “Plaza Mexico – Los Angeles Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Plaza Mexico – Los Angeles Whole Loan”) that includes the Plaza Mexico – Los Angeles Mortgage Loan and five other loans that are pari passu to the Renaissance Center Mortgage Loan and to each other (each, a “Plaza Mexico – Los Angeles Companion Loan”). The Plaza Mexico – Los Angeles Companion Loans are not assets of the Issuing Entity. The Plaza Mexico – Los Angeles Whole Loan, including the Plaza Mexico – Los Angeles Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of August 1, 2016 (the “UBS11 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the Original Form 8-K filed by the Issuing Entity on July 19, 2016.

The Mortgage Loan secured by the Mortgaged Property identified as “Holiday Inn Express Nashville – Downtown ” on Exhibit B to the Pooling and Servicing Agreement (the “Holiday Inn Express Nashville – Downtown Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Holiday Inn Express Nashville – Downtown Whole Loan”) that includes the Holiday Inn Express Nashville – Downtown Mortgage Loan and two other loans that are pari passu to the Holiday Inn Express Nashville -- DowntownMortgage Loan and to each other (each, a “Holiday Inn Express Nashville – Downtown Companion Loan”). The Holiday Inn Express Nashville – Downtown Companion Loans are not assets of the Issuing Entity. The Holiday Inn Express Nashville – Downtown Whole Loan, including the Holiday Inn Express Nashville – Downtown Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of November 1, 2016 (the “CCRE C6 Pooling and Servicing Agreement”), among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and

Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the Original Form 8-K filed by the Issuing Entity on July 19, 2016.

The Mortgage Loan secured by the Mortgaged Property identified as “Residence Inn by Marriott LAX Whole Loan ” on Exhibit B to the Pooling and Servicing Agreement (the “Residence Inn by Marriott LAX Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Residence Inn by Marriott LAX Whole Loan”) that includes the Residence Inn by Marriott LAX Mortgage Loan and two other loans that are pari passu to the Renaissance Center Mortgage Loan and to each other (each, a “Residence Inn by Marriott LAX Companion Loan”). The Residence Inn by Marriott LAX Companion Loans are not assets of the Issuing Entity. The Residence Inn by Marriott LAX Whole Loan, including the Residence Inn by Marriott LAX Mortgage Loan, is being serviced and administered pursuant to (i) the CCRE C6 Pooling and Servicing Agreement, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the Original Form 8-K filed by the Issuing Entity on July 19, 2016.

The Mortgage Loan secured by the Mortgaged Property identified as “Peachtree Mall ” on Exhibit B to the Pooling and Servicing Agreement (the “Peachtree Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Peachtree Mall Whole Loan”) that includes the Peachtree Mall Mortgage Loan and three other loans that are pari passu to the Renaissance Center Mortgage Loan and to each other (each, a “Peachtree Mall Companion Loan”). The Peachtree Mall Companion Loans are not assets of the Issuing Entity. The Peachtree Mall Whole Loan, including the Peachtree Mall Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of November 1, 2016 (the “CSAIL C7 Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the Original Form 8-K filed by the Issuing Entity on July 19, 2016.

The terms and conditions of the UBS11 Pooling and Servicing Agreement, the CCRE C6 Pooling and Servicing Agreement and the CSAIL C7 Pooling and Servicing Agreement applicable to each related Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on July 19, 2016.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2016	SG COMMERCIAL MORTGAGE SECURITIES, LLC

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as Asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent.	(E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)